EXHIBIT 23.1

                                 ARTHUR ANDERSEN

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statement File No. 33-04764.

                                      /s/ Arthur Andersen LLP

Boston, Massachusetts
June 16, 2000